Neuberger Berman Advisers Management Trust® (“AMT Funds”)
Short Duration Bond Portfolio
Class I, Supplement to the Summary Prospectus and Prospectus, each dated May 1, 2016, as amended and supplemented

Guardian Portfolio
Class I and Class S, Supplement to the Summary Prospectuses and Prospectuses, each dated May 1, 2016, as amended and supplemented

Neuberger Berman Equity Funds® (“Equity Funds”)
Neuberger Berman Guardian Fund
Class A, Class C, Institutional Class, Advisor Class, Investor Class, Trust Class, Class R3
Supplement to the Summary Prospectus and Prospectus, each dated December 12, 2016, as amended and supplemented

This supplement describes important changes affecting Short Duration Bond Portfolio, Neuberger Berman Guardian Fund and Guardian Portfolio (each a “Fund”) effective on February 28, 2017. If you have any questions regarding these changes, please contact Neuberger Berman Investment Advisers LLC at 877-628-2583.

Effective February 28, 2017, the following information supplements and supersedes any contrary information in the Summary Prospectuses and Prospectuses.

(1)	The “Portfolio Managers” section in the Short Duration Bond Portfolio Summary Prospectus is hereby deleted and replaced with the following:

The Fund is managed by Thomas Sontag (Managing Director of the Manager), Michael Foster (Senior Vice President of the Manager) and Matthew McGinnis (Vice President of the Manager). Mr. Sontag has managed the Fund since 2006, and Mr. Foster has managed the Fund since 2008. Mr. McGinnis joined as a Portfolio Manager in February 2017.

(2)	The following is added to the “Portfolio Managers” section in the Short Duration Bond Portfolio Prospectus:

Matthew McGinnis is a Vice President of the Manager. Mr. McGinnis joined the firm in 2008 and has been a Portfolio Manager of the Fund since February 2017. Prior to being named co-portfolio manager of the Fund, Mr. McGinnis was a Senior Trader on the Enhanced Cash and Short Duration portfolio management teams.
(3)
The “Portfolio Manager” section in each Summary Prospectus for Neuberger Berman Guardian Fund and Guardian Portfolio is hereby renamed “Portfolio Managers” and is deleted and replaced with the following:

The Fund is managed by Charles Kantor (Managing Director of the Manager) and Marc Regenbaum (Managing Director of the Manager). Mr. Kantor has managed the Fund since October 2015, and Mr. Regenbaum joined as an Associate Portfolio Manager in February 2017.

(4)
The “Portfolio Manager” section in each Prospectus for Guardian Portfolio is hereby renamed “Portfolio Managers” and the following is added to each Prospectus for Neuberger Berman Guardian Fund and Guardian Portfolio:

Marc Regenbaum is a Managing Director of the Manager. Mr. Regenbaum joined the firm in 2007 and has been an Associate Portfolio Manager of the Fund since February 2017. Prior to being named Associate Portfolio Manager, Mr. Regenbaum was a Senior Research Analyst for the Long Short and U.S. Equity Team.
The date of this supplement is February 24, 2017.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104

Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com